UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 27, 2014

Joe’s Jeans Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-18926	11-2928178
(Commission File Number)	(IRS Employer Identification No.)

2340 S. Eastern Avenue, Commerce, California	90040
(Address of Principal Executive Offices)	(Zip Code)

(323) 837-3700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           Compensation Arrangements

On February 27, 2014, the Compensation Committee of the Board of Directors of Joe’s Jeans Inc. (the “Company”) approved grants of restricted stock units (“RSUs”) in connection with the Amended and Restated 2004 Stock Incentive Plan (the “Plan”) to directors of the Company as follows:  (i) 65,772 RSUs each to Sam Furrow and Suhail Rizvi that vest on a quarterly basis over the course of 12 months; (ii) 44,067 RSUs each to Kent Savage and Joanne Calabrese that vest on a quarterly basis over the course of 12 months and $32,340 each to Kent Savage and Joanne Calabrese in the form of cash payments to be paid in quarterly installments of $8,085 each primarily to cover tax obligations associated with the vesting of the RSUs over the course of 12 months.  In lieu of a RSU grant, Kelly Hoffman will be compensated through a cash retainer in the amount of $98,000 to be paid in quarterly installments of $24,500 over the course of 12 months. Also in connection with the Plan, the Compensation Committee of the Board approved a grant of 56,376 RSUs to Hamish Sandhu.  These RSUs vest in an amount equal to 1/8 of the total grant on June 18, 2014 and thereafter every six months until the fully vested on December 18, 2017.  The RSUs will be subject to the terms and conditions of the Plan and applicable award agreement to be executed by each participant, a form of which was previously filed as Exhibit 10.30 and incorporated by reference to the Company’s Annual Report on Form 10-K for the period ended November 30, 2011 filed on February 28, 2012.   In addition, Marc Crossman was awarded a grant of restricted stock in the amount of 288,121 shares that vests 1/3 on each anniversary date of the grant in 2015, 2016 and 2017, respectively.  The restricted stock grant is subject to the terms and conditions of the Plan and applicable award agreement to be executed by Mr. Crossman, a form of which has been previously filed as Exhibit 10.2 and incorporated by reference to the Current Report on Form 8-K filed on February 17, 2012.

ITEM 9.01           Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit
Number	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to the previously filed Proxy Statement filed on September 19, 2011)

10.2	Form of Restricted Stock Unit Agreement (incorporated by reference to the Annual Report on Form 10-K filed on February 28, 2012)

10.3	Form of Restricted Stock Agreement (incorporated by reference to the Current Report on Form 8-K filed on February 17, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOE’S JEANS INC.
(Registrant)

Date: March 5, 2014	By:	/s/ Marc Crossman
Marc Crossman
President, Chief Executive Officer, and Director
(Principal Executive Officer)

Exhibit Index

Exhibit
Number	Description

10.1	Amended and Restated 2004 Stock Incentive Plan (incorporated by reference to the previously filed Proxy Statement filed on September 19, 2011)

10.2	Form of Restricted Stock Unit Agreement (incorporated by reference to the Annual Report on Form 10-K filed on February 28, 2012)

10.3	Form of Restricted Stock Agreement (incorporated by reference to the Current Report on Form 8-K filed on February 17, 2012)